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                                                                 EXHIBIT 10.21


                                                                 EXECUTION COPY


            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

        THIS AMENDMENT NO. 1 ("Amendment No. 1") is made as of the 8th day of May, 1997 by and among MEMBERWORKS INCORPORATED (formerly known as CardMember Publishing Corporation), a Delaware corporation (the "Company"), the lenders signatory hereto (the "Lenders") and BROWN BROTHERS HARRIMAN & CO., as agent (in such capacity, the "Agent") for the Lenders.

                              W I T N E S S E T H:

        WHEREAS, the parties hereto have entered into an Amended and Restated Credit Agreement dated as of April 8, 1996 (the "Credit Agreement"); and

        WHEREAS, the parties desire to amend the Credit Agreement as hereinafter set forth;

        NOW, THEREFORE, the parties hereby agree as follows:

        SECTION 1. DEFINITIONS. Except as otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

        SECTION 2. AMENDMENT. Subject to the satisfaction of the conditions precedent specified below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                (a) All references in the Credit Agreement to "CardMember Publishing Corporation" shall mean "MemberWorks Incorporated."

                (b) Section 1.1 of the Credit Agreement shall be amended as follows:

                        (1) The following definition shall be added after the definition of "Closing Date": "'CMC' shall mean CardMember Marketing Corporation, a Delaware corporation."

                        (2) The following definition shall be added after the definition of "control": "'CPC' shall mean CardMember Publishing Corporation, a Delaware corporation."

                        (3) The following definition shall be added after the definition of "CPC": "'CSC' shall mean CardMember Services Corporation, a Delaware corporation."

                        (4) The definition of "Maximum Amount" shall be amended by deleting the reference therein to "$3,000,000" and replacing it with "$7,000,000."


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                        (5) The definition of "Related Documents" shall be
amended by deleting the reference therein to ", the Shareholder Guaranty, the Shareholder Pledge Agreement."

                        (6) The definitions of "Shareholder Guarantee" and "Shareholder Pledge Agreement" are hereby deleted in their entirety.

                        (7) The following definition shall be added after the definition of "Subsidiary Security Agreement": "'Travel Too' shall mean Travel Too Ltd., a Delaware corporation."

                (c) Section 2.6 of the Credit Agreement shall be amended by deleting the words "plus the applicable margin" in the first sentence thereof and by deleting the second sentence thereof in its entirety.

                (d) Section 3.1(b) of the Credit Agreement shall be amended by deleting the reference therein to "1.0%" and replacing it with ".5%".

                (e) Section 5.1 of the Credit Agreement shall be amended as follows:

                        (1) Section 5.1(a) of the Credit Agreement is hereby amended by deleting the first word of such Section and adding the words "Except as set forth on Schedule 5.1, the" before the second word thereof.

                        (2) Section 5.1(c) is hereby amended by deleting the first word of such Section and inserting the words "Except as set forth on
Schedule 5.1, the" before the second word thereof.

                (f) Section 5.3 of the Credit Agreement shall be amended by deleting the last three sentences thereof in their entirety and replacing them with "The Company has no subsidiaries except IMPAQ, Countrywide Dental, Inc., Travel Too and CPC. None of IMPAQ, Countrywide Dental, Inc. or Travel Too have any Subsidiaries. CPC has two wholly owned Subsidiaries, CSC and CMC. IMPAQ owns a 50% interest in RSVP".

                (g) Section 5.8 of the Credit Agreement shall be amended by deleting the first word of such Section and adding the words "Except as set forth on Schedule 5.8, neither" before the second word thereof.

                (h) Section 5.9(a) of the Credit Agreement shall be amended by deleting the first word of such Section and adding the words "Except as set forth on Schedule 5.9, the" before the second word thereof and by deleting the words "and none of such property is subject to any Lien" in their entirety.


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                (i) Section 5.17 shall be amended by deleting the reference to the Shareholder Pledge Agreement in the first sentence thereof.

                (j) Section 5.19 of the Credit Agreement shall be amended by deleting the first word of such Section and adding the words "Except as set forth on Schedule 5.19, since" immediately before "June 30, 1994."

                (k) Schedule 5.1, attached hereto, is hereby added to the Credit Agreement.

                (l) Schedule 5.7 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 5.7 attached hereto.

                (m) Schedule 5.8, attached hereto is hereby added to the Credit Agreement.

                (n) Schedule 5.9, attached hereto, is hereby added to the Credit Agreement.

                (o) Schedule 5.18 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 5.18 attached hereto.

                (p) Schedule 5.19, attached hereto, is hereby added to the Credit Agreement.

                (q) Exhibits D and E to the Credit Agreement are hereby deleted in their entirety.

        SECTION 3. RELEASE OF SHAREHOLDER GUARANTEE AND SHAREHOLDER PLEDGE AGREEMENT. The Collateral Agent hereby confirms that it has, with the permission of all of the Lenders, released the Shareholders from the Shareholder Guarantee and the Shareholder Pledge Agreement and returned all collateral pledged under the Shareholder Pledge Agreement.

        SECTION 4. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Company represents and warrants to the Lenders and the Agent that (i) the representations and warranties set forth in the Credit Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

        SECTION 5. CONDITIONS PRECEDENT. As provided in Section 2 above, the amendment to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

        (a) Execution by All Parties. This Amendment No. 1 shall have been executed and delivered by each of the parties hereto.


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        (b) Note. A Note payable to the order of Brown Brothers Harriman & Co.
in the principal amount of $7,000,000 shall have been executed and delivered by the Company.

        (c) Subsidiary Guarantee. A Subsidiary Guarantee, in the form of Exhibit F to the Credit Agreement, shall be executed by each of CPC, CMC, CSC and Travel Too guaranteeing, on a joint and several basis, the payment of the Obligations.

        (d) Subsidiary Security Agreement. Subsidiary Security Agreements, in the form of Exhibit G to the Credit Agreement, shall be executed by each of CPC, CMC, CSC and Travel Too securing each such Subsidiaries' obligations under the Subsidiary Guarantee.

        (e) Amendment No. 2 to Security Agreement. Amendment No. 2 to the Security Agreement shall have been executed and delivered by the parties hereto.

        (f) Supporting Documents. The Agent shall have received, with sufficient copies for each Lender, the following documents, each of which shall be satisfactory to the Agent and the Lenders in form and substance:

                (1) Corporate Documents. The following documents, each certified as indicated below:

                        (A) a copy of any amendments to the charter of the
                Company since April 8, 1996, certified by the Secretary of State of Delaware; and

                        (B) a certificate of the Secretary or an Assistant
                Secretary of the Company dated as of a recent date and certifying (i) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of the Company authorizing the execution, delivery and performance of this Amendment No. 1 and the Credit Agreement as amended hereby and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (ii) that the charter of the Company has not been amended since the date of the certification thereto furnished pursuant to clause (A) above and that the by-laws of the Company have not been amended since the date a certified copy thereof was delivered pursuant to subsection 4.1(f) of the Credit Agreement, and (iii) as to the incumbency and specimen signature of each officer of the Company executing this Amendment No. 1.

                        (C) a certificate of the Secretary or an Assistant
                Secretary of each of CPC, CMC, CSC and Travel Too certifying as to the incumbency and specimen signatures of each officer authorized to sign on its behalf the related Documents to which


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                it is a party and to which are attached copies, certified to be true, correct and complete and in full force and effect of (i) its charter, (ii) its by-laws and (iii) resolutions of its Board of Directors authorizing its execution delivery and performance of the Related Documents to which it is a party.

                        (D) Good Standing certificates for the Company, and each
                of CPC, CMC, CSC and Travel Too from the Secretary of the State of their respective jurisdictions of incorporation.

                        (E) an opinion of counsel to each of the Company, CPC,
                CMC, CSC and Travel Too that this Amendment and each of the Related Documents being executed in connection herewith to which it is a party are within its corporate power and authority, have been duly authorized, executed and delivered and constitute its legal, valid, binding and enforceable obligation.

                (2) Other Documents. Such other documents (including any Form UCC Financing Statements) as the Agent or any Lender may reasonably request.

        (g) Fees and Expenses.

                (1) Upon execution of this Amendment No. 1, the Company shall pay to the Agent for its own account a closing fee of $20,000.

                (2) The Company shall have paid to the Agent all reasonable out-of-pocket expenses, including the fees and disbursements of Rogers & Wells, counsel to the Agent, incurred by the Agent in connection with the preparation, execution and delivery of Amendment No. 1 and each of the other documents and instruments contemplated hereby

        SECTION 6. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                     MEMBERWORKS INCORPORATED

                                     By: /s/ James B. Duffy
                                         --------------------------------
                                         Name:  James B. Duffy
                                         Title: Treasurer and Secretary


                                     per pro BROWN BROTHERS HARRIMAN & CO.,
                                         as Agent, Collateral Agent and Lender

                                         /s/ W. Carter Sullivan III
                                         --------------------------------
                                         Name:  W. Carter Sullivan III
                                         Title: Senior Manager



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                              FINANCIAL CONDITION

(a) The Company restated is financial statements in 1996 (the "1996 Restatement") which restatement affected the financial statements for years 1992 - 1995.

(b) The projections were affected as a result of the 1996 Restatement and should not be relied upon.



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                                  SCHEDULE 5.7

                              MATERIAL LITIGATION

The lawsuit involving Thomas St. Denis was settled and dismissed.




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                                  SCHEDULE 5.8

                                   NO DEFAULT

The representation and warranties in the Related Documents are not being updated for purposes of this Amendment No. 1 to the Amended and Restated Credit Agreement.


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                                  SCHEDULE 5.9

                                     LIENS

1. Liens disclosed by UCC-1 Financing Statements of record.

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                                 SCHEDULE 5.18

                         LIST OF EMPLOYMENT AGREEMENTS

The Agreement dated as of July 31, 1989 between the Company and Thomas St. Denis was terminated and the Company was released from further obligations thereunder pursuant to the settlement of the litigation referenced in SCHEDULE 5.7.


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                                   DIVIDENDS

In connection with the Company's initial public offering, the Company redeemed the Series E and F Preferred Stock and paid all dividends accrued and unpaid thereon.


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